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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         THIS AGREEMENT made and entered into as of this 5th day of June, 2000, by and between MICHAEL FOODS, INC., a Minnesota corporation (hereinafter referred to as "Michael Foods"), and JEFFREY M. SHAPIRO (hereinafter referred to as "Shapiro").

         WHEREAS, Michael Foods and Shapiro have heretofore entered into an employment agreement dated as of July 15, 1999; and

         WHEREAS, Michael Foods and Shapiro desire to amend Section 2 (a)(ii) and Section 2 (b)(i) of said agreement to amend and clarify certain terms thereof.

         NOW, THEREFORE, in consideration of the premises and of the terms and conditions set forth, the parties agree as follows:

         1. Section 2(a)(ii) of the employment agreement between Michael Foods and Shapiro is hereby amended by substituting for the phrase "substantially all of his attention and time", the following:

                  three-quarters (3/4) of customary full time attention and time

         2. Section 2(b)(i) of the employment agreement between Michael Foods and Shapiro is hereby amended by substituting for the phrase "Effective immediately, and during the Employment Period, the Executive shall receive an annual base salary ("Annual Base Salary") of at least $270,000", the following:

                  Effective June 5, 2000, and during the Employment Period, the Executive shall receive an annual base salary ("Annual Base Salary") of at least $200,000

Except as otherwise provided herein, the employment agreement between Michael Foods and Shapiro shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement the date and year above written.

                                              MICHAEL FOODS, INC.

                                              By /s/ John Reedy
                                                -----------------------------
                                                Its Vice President - Finance
                                                   --------------------------


                                                /s/ Jeffrey M. Shapiro
                                               ------------------------------
                                                    Jeffrey M. Shapiro